SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 1997

 First Deposit National Bank on behalf of the First Deposit Master Trust
           (Issuer in respect of the First Deposit Master Trust
              5.75% Asset-Backed Certificates, Series 1993-2
            Remarketed Asset-Backed Certificates, Series 1993-3
                6.90% Asset-Backed Certificates, Series 1994-1
           Floating Rate Asset-Backed Certificates, Series 1995-1
                 6.05% Asset-Backed Certificates, Series 1995-2
          Floating Rate Asset-Backed Certificates, Series 1996-1)
          ________________________________________________________
              (Exact name of registrant as specified in charter)

                                        33-59922
                                        33-84844
   United States of America             33-99462           02-0118519
   --------------------------           __________        ________________
(State or other jurisdiction of        (Commission        (I.R.S. Employer
 incorporation or organization)         File No.)         Identification No.)


          295 Main Street
         Tilton, New Hampshire                               03276
 ----------------------------------                       _________
   (Address of principal executive offices)               (ip Code)

Registrant's telephone number, including area code:  (603) 286-4348


                   Not Applicable
____________________________________________________
(Former name or former address, if changed since last report)


Item 5.  Other Events.


Exhibit 19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the February 18, 1997 Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the February 18, 1997 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the February 18, 1997 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the February 18, 1997 Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the February 18, 1997 Distribution Date.

                                         Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                   FIRST DEPOSIT MASTER TRUST

                                   By:  FIRST DEPOSIT NATIONAL BANK,
                                        Servicer


                                   By: /s/ David Petrini
                                       _______________________________
                                       David J. Petrini
                                       Senior Vice President and Chief
                                       Financial Officer


Date:     February 20, 1997
          _____________________



                                  EXHIBIT INDEX


Exhibit No.


19.1             Monthly Statement for the 5.75% Asset-Backed
                 Certificates, Series 1993-2 with respect to the February 18, 1997 Distribution Date.

19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the February 18, 1997 Distribution Date.

19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the February 18, 1997 Distribution Date.

19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the February 18, 1997 Distribution Date.

19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the February 18, 1997 Distribution Date.